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                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004



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                                    FORM 8-K

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                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 1, 1998



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                              BANCWEST CORPORATION
             (Exact name of registrant as specified in its charter)



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
       Delaware                       0-7949                    99-0156159
(Commission File Number)       (State of incorporation)       (I.R.S. Employer
                                                             Identification No.)

        999 Bishop Street                                           96813
        Honolulu, Hawaii                                          (Zip Code)
(Address of Principal Executive Offices)

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       Registrant's telephone number, including area code: (808) 525-7000


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Item 2.  Acquisition or Disposition of Assets.

     The merger (the "Merger") of BancWest Corporation ("BancWest"), a California corporation and a subsidiary of Banque Nationale de Paris, a limited liability banking corporation organized under the laws of the Republic of France ("BNP"), into First Hawaiian, Inc., a Delaware corporation (the "Company"), became effective on November 1, 1998. As a result of the Merger, the outstanding shares of common stock of BancWest were canceled and converted into
25.8 million shares of a newly-created class of the Company's common stock, designated as "Class A Common Stock", which constitute 45% of the aggregate outstanding voting power of the Company. The Class A Common Stock (which generally may be owned only by BNP and its affiliates) has the same rights and privileges generally as the Company's existing common stock, except that the Class A stockholders will be able to elect a number of directors proportionate to their equity interest in the Company. In connection with the Merger, the Company and BNP entered into related agreements, including a Standstill and Governance Agreement dated as of November 1, 1998 (the "Standstill Agreement"), a copy of which is attached hereto as Exhibit 4(i) and is incorporated herein by reference, and a Registration Rights Agreement dated as of November 1, 1998, a copy of which is attached hereto as Exhibit 4(ii) and is incorporated herein by reference.

     The Company effected various amendments to its certificate of incorporation (the "Certificate of Incorporation") and by-laws (the "By-Laws") in order to create the Class A Common Stock and a related class of directors and to provide for various governance and other matters contemplated by the Standstill Agreement and related arrangements between the parties. A copy each of the Certificate of Incorporation and the By-Laws are attached hereto as Exhibits 3(i) and 3(ii), respectively.

     In connection with the Merger, FHI has changed its name to BancWest Corporation to reflect its new regional scope, pursuant to the approval of its stockholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

     (b)  Pro Forma Financial Information.

          Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

     (c)  Exhibits.

          3(i) Certificate of Incorporation of BancWest Corporation (formerly First Hawaiian, Inc.).

          3(ii) Amended and Restated By-Laws of BancWest Corporation (formerly
                First Hawaiian, Inc.).

          4(i) Standstill and Governance Agreement between First Hawaiian, Inc. and Banque Nationale de Paris, dated as of November 1, 1998.

          4(ii) Registration Rights Agreement between First Hawaiian, Inc. and
                Banque Nationale de Paris, dated as of November 1, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BANCWEST CORPORATION.



Dated:  November 5, 1998                     By:   /s/ Thomas P. Huber
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                                               Name:  Thomas P. Huber
                                               Title: Senior Vice President
                                                      and General Counsel


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                                 EXHIBIT INDEX


Exhibit No.         Description

3(i) Certificate of Incorporation of BancWest Corporation (formerly First Hawaiian, Inc.).

3(ii) Amended and Restated By-Laws of BancWest Corporation (formerly First Hawaiian, Inc.).

4(i) Standstill and Governance Agreement between First Hawaiian, Inc. and Banque Nationale de Paris, dated as of November 1, 1998.

4(ii)               Registration Rights Agreement between First Hawaiian, Inc.
                    and Banque Nationale de Paris, dated as of November 1, 1998.